                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 9, 2005


                          JOHN Q. HAMMONS HOTELS, L.P.
                 JOHN Q. HAMMONS HOTELS FINANCE CORPORATION III.
             (Exact name of registrant as specified in its charter)


          DELAWARE                    033-7334001                43-1523951
          MISSOURI                                               33-1006528
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


                           300 JOHN Q. HAMMONS PARKWAY
                                    SUITE 900
                              SPRINGFIELD, MO 65806
               (Address of principal executive offices) (Zip Code)


                                 (417) 864-4300
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.    REGULATION FD DISCLOSURE.
              ------------------------

In accordance with the registrants' obligations under Rule 14e-2 of the Securities Exchange Act of 1934 (the "Exchange Act"), John Q. Hammons Hotels, L.P. issued a press release on September 9, 2005 announcing that it expressed no opinion and remained neutral toward the unsolicited offer by JQH Finance, LLC to purchase any and all of the outstanding $499.0 million principal amount of Series B 8-7/8% First Mortgage Notes due 2012 issued by it and John Q. Hammons Hotels Finance Corporation III.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of the September 9, 2005 press release. That exhibit and the information above are being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

    Exhibit No.                          Exhibit
    -----------                          -------

       99.1 Press Release, dated September 9, 2005, issued by the registrants

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                        JOHN Q. HAMMONS HOTELS, L.P.

                                        By: John Q. Hammons Hotels, Inc.,
                                            general partner

                                        By: /s/ Paul E. Muellner
                                            ------------------------------------
                                            Name: Paul E. Muellner
                                            Title: Chief Financial Officer




                                        JOHN Q. HAMMONS FINANCE
                                        CORPORATION III


                                        By: /s/ Paul E. Muellner
                                            ------------------------------------
                                            Name: Paul E. Muellner
                                            Title: Chief Financial Officer


Date: September 9, 2005

                                  EXHIBIT INDEX


Exhibit No.                          Exhibit
-----------                          -------

  99.1         Press Release, dated September 9, 2005, issued by the registrants